UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report : Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Wesbanco, Inc. (“Wesbanco”) renewed an existing line of credit through the execution of an Amended and Restated Revolving Line of Credit Note dated August 27, 2022 (the “Note”) and Amendment to Loan Documents dated August 25, 2022 (the “Facility”) with PNC Bank, N.A. (“PNC”) renewing a line of credit for general corporate purposes up to $30.0 million with an expiration date of August 26, 2023. This Note amends and restates, and is in substitution for, that certain Committed Line of Credit Note in the original principal amount of $30.0 million and dated August 30, 2019.

The Facility provides for revolving advances. Wesbanco may borrow, repay and reborrow hereunder and PNC may advance and readvance from time to time until the Expiration Date, subject to the terms and conditions of the Facility and at no time can the amount exceed $30.0 million in aggregate.

Under the Facility, each advance outstanding will bear interest at a rate or rates per annum as may be selected by Wesbanco from the interest rate options set forth in Exhibit 10.2, a copy of which has been filed as an exhibit to this current report on Form 8-K and is incorporated herein by reference. Wesbanco may select different options to apply simultaneously to different portions of the advances and may select up to three (3) different interest rates to apply simultaneously to different portions of the advances bearing interest under the Fixed Rate Option(s).

The foregoing description of the terms and conditions of the Facility is not complete and is qualified in all respects by the actual provisions of the Facility, a copy of which has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1 – Amendment to Loan Documents between Wesbanco, Inc. and PNC Bank, National Association

10.2 – Amended and Restated Revolving Line of Credit Note between Wesbanco, Inc. and PNC Bank, National Association

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	August 29, 2022	By:	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Executive Vice President and Chief Financial Officer